SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[X]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[ ]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12

                              HERCULES INCORPORATED
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


54104.0018

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

                        INTERNATIONAL SPECIALTY PRODUCTS


                          IMPORTANT VOTING INFORMATION

           The Annual Meeting of Hercules Incorporated (NYSE - HPC) will be held on Thursday, May 24, 2001 at 10:00 a.m. in Wilmington, Delaware.

           As a result of a director-election Bylaw, as interpreted by Hercules, which we believe to be unique in corporate America, the ISP nominees must receive the vote of a majority of the outstanding shares to be elected. Accordingly, a vote not cast is the equivalent of a vote for the Hercules nominees. THEREFORE, YOUR VOTE IS VERY IMPORTANT.

           To ensure that your vote will be counted, we encourage you to forward your proxy or give voting instructions to ADP prior to 3:00 p.m. on Wednesday, May 23rd. This will allow sufficient time for your vote to be processed. While voting will continue until the polls close on May 24th, we cannot guarantee that last minute votes will be processed in time for the Annual Meeting.

           Should you have any questions, or need assistance in voting your shares on ISP's BLUE proxy card, please call:



                                   GEORGESON
                                  SHAREHOLDER
                              COMMUNICATIONS INC.
                           17 State Street, 10th Floor
                               New York, NY 10004
                    Institutions call collect (212) 440-9950